NEGATIVE PLEDGE AGREEMENT

     THIS AGREEMENT is entered into by and among MILLER INDUSTRIES, INC., a Tennessee corporation with its principal offices in Ooltewah, Tennessee ("Miller"), MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation with its principal offices in Ooltewah, Tennessee ("Miller Towing," and together with Miller, the "Borrowers"), and EACH OF THE UNDERSIGNED SUBSIDIARIES OF MILLER (collectively the "Guarantors"), and NATIONSBANK OF TENNESSEE, N.A., a national banking association with its offices in Chattanooga, Tennessee ("NationsBank") (hereinafter referred to as "Agent"), as agent for each of the Lenders (the "Lenders") as a party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                       W I T N E S S E T H:

     WHEREAS, Borrowers, Agent and Lenders have entered into that certain Credit Agreement dated of even date herewith (the "Credit Agreement") and the Guarantors and the Agent have entered into that certain Guaranty Agreement dated of even date herewith (the "Guaranty Agreement"); and

     WHEREAS, pursuant to the Credit Agreement, the Lenders will advance credit pursuant to the terms and conditions thereof; and

     WHEREAS, as one of the terms of the Credit Agreement, Borrowers and Guarantors have agreed to execute a Negative Pledge Agreement whereby Borrowers and Guarantors agree that they will not sell, lease, transfer or otherwise dispose of, or grant a lien on, any of their accounts receivable, inventory, equipment and other assets and any capital stock of the Guarantors, whether now existing or acquired in the future, without the prior written consent of Required Lenders until the Revolving Credit Termination Date, except as specifically permitted by the Credit Agreement; and

     WHEREAS, in consideration of the mutual covenants and conditions set forth herein and in consideration of the extensions of credit by the Lenders to or for the benefit of the Borrowers and Guarantors contemplated under the Credit Agreement and the other Loan Documents executed in relation thereto, the legal sufficiency of which are irrevocably acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. NEGATIVE PLEDGE. Borrowers and Guarantors agree that they will not sell, lease, transfer or otherwise dispose of, or incur or permit to exist any Lien, charge or encumbrance of any nature with respect to any of their accounts receivable, inventory, equipment and other assets and any capital stock of the Guarantors, whether now existing or acquired in the future without the prior written consent of the Required Lenders, except as permitted by the Credit Agreement.

     2. CERTAIN MORTGAGES PERMITTED. Nothing contained in this Negative Pledge Agreement shall be construed to prohibit any mortgages and other encumbrances on real estate of Champion Carrier Corporation or any successor thereof located in Hermitage, Pennsylvania, granted by Champion Carrier Corporation or its successor to secure the indebtedness incurred in purchasing its Hermitage, Pennsylvania facility.

     3. EFFECT OF DEFAULT. A breach of the terms and conditions of this Negative Pledge Agreement shall constitute an "Event of Default" under SECTION 10.1 of the Credit Agreement, as the term "Event of Default" is defined in the Credit Agreement and the Agent and Lenders shall be entitled to all rights and remedies as set forth in the Credit Agreement.

     IN WITNESS WHEREOF, the parties intending to be legally bound have executed this Negative Pledge Agreement as of this 30th day of January, 1998.

                              BORROWERS:

                              MILLER INDUSTRIES, INC.



                              By: /s/ Jeffrey Badgley
                              Name: Jeffrey Badgley
                              Title: President


                              MILLER INDUSTRIES TOWING
                              EQUIPMENT INC.



                              By: /s/ Adam Dunayer
                              Name: Adam Dunayer
                              Title: Vice President


                              GUARANTORS:

                              A-2 WRECKER SERVICE, INC.
                              A-EXCELLENCE TOWING CO.
                              ALL AMERICAN TOWING SERVICES, INC.
                              ALLIED TOWING AND RECOVERY, INC.
                              APACO, INC.
                              APPLE TOWING CO., INC.
                              A TO Z ENTERPRISES, INC.
                              B&B ASSOCIATED INDUSTRIES, INC.
                              BEAR TRANSPORTATION, INC.
                              BERT'S TOWING RECOVERY CORPORATION
                              BOB BOLIN SERVICES, INC.
                              BOULEVARD & TRUMBULL TOWING, INC.
                              BREWER'S, INC.
                              C&L TOWING SERVICES, INC.
                              CASSON INVESTMENT CORPORATION
                              CEDAR BLUFF 24 HOUR TOWING, INC.
                              CENTURY HOLDINGS, INC.
                              CHAMPION CARRIER CORPORATION
                              CHEVRON, INC.
                              CHEVRON SOUTH/SOUTHERN WRECKER
                                   LEASING, INC.
                              CHICAGO METRO SERVICES, INC.
                              CLEVELAND VEHICLE DETENTION CENTER,
                                   INC.
                              COMPETITION WHEELIFT, INC.
                              D.A. HANELINE, INC.
                              DICK'S TOWING & ROAD SERVICE, INC.
                              DOLLAR ENTERPRISES, INC.
                              E.B.T., INC.
                              EXPORT ENTERPRISES, INC.
                              GEORGIA EXPORT ENTERPRISES, INC.
                              GOLDEN WEST TOWING EQUIPMENT INC.
                              GOOD MECHANIC AUTO CO. OF
                                   RICHFIELD, INC.
                              GREG'S TOWING, INC.
                              H&H TOWING ENTERPRISES, INC.
                              HALL'S TOWING SERVICE, INC.
                              HENDRICKSON TOWING, INC.
                              H.M.R. ENTERPRISES, INC.
                              INTERSTATE TOWING & RECOVERY, INC.



                              JENKINS WRECKER SERVICE, INC.
                              JENNINGS ENTERPRISES, INC.
                              KAUFF'S, INC.
                              KING AUTOMOTIVE & INDUSTRIAL
                                 EQUIPMENT, INC.

                              LAZER TOW SERVICES, INC.
                              LEWIS WRECKER SERVICE, INC.
                              LINCOLN TOWING ENTERPRISES, INC.
                              MERL'S TOWING SERVICE, INC.
                              MID-AMERICA WRECKER & EQUIPMENT
                                   SALES, INC. OF COLORADO
                              MIKE'S WRECKER SERVICE, INC.
                              MILLER FINANCIAL SERVICES GROUP, INC.
                              MILLER/GREENEVILLE, INC.
                              MILLER INDUSTRIES DISTRIBUTING, INC.
                              MILLER INDUSTRIES INTERNATIONAL, INC.
                              MOORE'S SERVICE & TOWING, INC.
                              MOORE'S TOWING SERVICE, INC.
                              MURPHY'S TOWING, INC.
                              OFFICIAL TOWING, INC.
                              O'HARE TRUCK SERVICE, INC.
                              PETE'S A TOWING, INC.
                              PIPES ENTERPRISES, INC.
                              PURPOSE, INC.
                              RAR ENTERPRISES, INC.
                              RANDY'S HIGH COUNTRY TOWING, INC.
                              RAY HARRIS, INC.
                              ROAD BUTLER, INC.
                              ROAD ONE, INC.
                              ROAD ONE INSURANCE SERVICES, INC.
                              ROAD ONE SERVICE, INC.
                              RONNY MILLER WRECKER SERVICE INC.
                              SANDY'S AUTO & TRUCK SERVICE, INC.
                              SOUTHERN WRECKER CENTER, INC.
                              SOUTHERN WRECKER SALES, INC.
                              SPEED'S AUTOMOTIVE, INC.
                              SPEED'S RENTALS, INC.
                              SROGA'S AUTOMOTIVE SERVICES, INC.
                              SUBURBAN WRECKER SERVICE, INC.
                              TEAM TOWING AND RECOVERY, INC.
                              TED'S OF FAYVILLE, INC.
                              TEXAS TOWING CORPORATION
                              THOMPSON'S WRECKER SERVICE, INC.
                              TREASURE COAST TOWING, INC.




                              TRUCK SALES & SALVAGE CO., INC.
                              VRCHOTA CORPORATION
                              VULCAN EQUIPMENT COMPANY, INC.
                              VULCAN INTERNATIONAL (DELAWARE), INC.
                              WALKER TOWING, INC.
                              WES'S SERVICE INCORPORATED
                              ZEBRA TOWING, INC.



                              By: /s/ Frank Madonia
                              Name: Frank Madonia
                              Title: Attorney-in-Face




                              AGENT:



                              NATIONSBANK OF TENNESSEE, N.A., as Agent


                              By: /s/ Lawrence M. Richey
                              Name: Lawrence M. Richey
                              Title: Senior Vice President



STATE OF TENNESSEE

COUNTY OF HAMILTON

     BEFORE ME personally appeared _______________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be ____________ President of ________________________, the within-
named corporation, and that he as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as such officer.

     WITNESS my hand and seal, at office, on this ________ day of__________, 1998.



                              _____________________________________
                                        Notary Public

My commission expires:_______________



STATE OF TENNESSEE

COUNTY OF HAMILTON

     BEFORE ME personally appeared ___________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be ___________ of NationsBank of Tennessee, N.A., the within-named corporation, and that he as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as such officer.

     WITNESS my hand and seal, at office, on this ________ day of__________, 1998.



                              _____________________________________
                                        Notary Public

My commission expires:_______________


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